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                                                                    EXHIBIT 10.2


                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT (this "AMENDMENT"), to the Credit Agreement dated as of July 30, 1997, among SAFETY 1ST, INC., a Massachusetts corporation ("SAFETY"), SAFETY 1ST HOME PRODUCTS CANADA INC., a Canadian federal corporation ("SAFETY CANADA" and, together with Safety, the "BORROWERS"), each of the financial institutions from time to time parties thereto as lenders (the "LENDERS"), BT COMMERCIAL CORPORATION, as agent (in such capacity, the "AGENT") for the Lenders and BANKERS TRUST COMPANY, as issuer of letters of credit (in such capacity, the "ISSUING BANK"), is made as of July 4, 1998 among the Borrowers, the undersigned Lenders and the Agent.

                              W I T N E S S E T H :

         WHEREAS, the Borrowers, the Lenders, the Agent and the Issuing Bank are parties to the Credit Agreement, dated as of July 30, 1997 (as heretofore amended on October 29, 1997, January 23, 1998, March 31, 1998 and May 15, 1998 and as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless otherwise defined herein);

         WHEREAS, Safety 1st (Europe) Limited, a Guarantor and a Subsidiary of Safety ("SAFETY EUROPE"), desires to enter into a pounds sterling denominated credit facility with BNY International Limited or another lender and grant liens on substantially all of its assets to secure its obligations under such credit facility (the "ENGLISH CREDIT FACILITY");

         WHEREAS, in connection with the closing of the English Credit Facility, the Borrowers have requested that the Agent release its Liens on the assets of Safety Europe and release Safety Europe from the Guaranty and the Contribution Agreement;

         WHEREAS, the Borrowers have requested that the Lenders agree to amend the Credit Agreement as set forth herein;

         WHEREAS, the Agent and the undersigned Lenders are agreeable to such requests, but only on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the date hereof, but subject to the satisfaction of the conditions precedent set forth in
Section 3, the Credit Agreement is hereby amended as follows:



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         (a)   The definition of "Guarantors" in Section 1.1 of the Credit
Agreement is amended by deleting "Safety 1st (Europe) Limited,".

         (b) The definition of "Inventory Borrowing Base" in Section 1.1 of the Credit Agreement is amended by deleting "$10,000,000" and substituting therefor "$12,500,000."

         (c) Section 4.8(c)(v) of the Credit Agreement is amended by deleting "three (3)" and substituting therefor "six (6)."

         (d) Section 7.1(a) of the Credit Agreement is amended by inserting the following at the end thereof:

               "(vii) SAFETY EUROPE FINANCIAL INFORMATION. (A) As soon as available, but not later than one hundred twenty (120) days after the end of each fiscal year of Safety Europe, Safety Europe's annual audited financial statements for such year, together with the auditor's opinion thereon; (B) as soon as available, but not later than twenty eight (28) days after the end of each month, Safety Europe's unaudited financial statements for such month, together with a certification by the financial director of Safety Europe that such financial statements are true and correct in all material respects; and (C) not later than five days after the respective dates on which BNY International Limited ("BNYIL") or any other lender to Safety Europe receives the same, copies of all other financial information provided by Safety Europe to BNYIL or such other lender."

         (e) Clause (vi) of Section 7.2(a) of the Credit Agreement is amended and restated as follows:

               "(vi) Liens on goods of Safety or any of its Subsidiaries, or documents evidencing title to such goods, which are established in the ordinary course of such Person's business for the purpose of such Person receiving interim trade financing; PROVIDED, HOWEVER, that no such Lien shall extend to or cover any property other than such goods or documents so financed;"

         (f) Section 7.2(a) of the Credit Agreement is amended by (i) deleting "and" at the end of clause (vii) thereof and (ii) deleting clause (viii) thereof and substituting therefor the following:

               "(viii) leases or subleases of real estate or immovable property (other than the real estate or immovable property upon which Agent is granted a mortgage) granted by Safety or any of its Subsidiaries



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         to other Persons in the ordinary course of business and not materially interfering with the conduct of the business of Safety or any of its Subsidiaries and cash security deposits made pursuant to real estate or immovable property leases in customary amounts; and

               (ix) Liens on the assets of Safety Europe securing the Indebtedness of Safety Europe permitted under Section 7.2(b)(ix)."

         (g) Section 7.2(b) of the Credit Agreement is amended by (i) deleting "and" at the end of clause (vii) thereof and (ii) deleting clause (viii) thereof and substituting therefor the following:

               "(viii) Indebtedness in an aggregate outstanding principal amount not to exceed $250,000 owing by Safety Canada to Safety; PROVIDED that
         (A) such Indebtedness is used only for general working capital purposes, (B) such Indebtedness is evidenced by one or more demand promissory notes in form and substance satisfactory to the Agent, (C) such promissory notes are pledged to the Agent for the ratable benefit of the Lenders pursuant to documentation in form and substance satisfactory to the Agent and (D) such notes are delivered to the Agent with note powers executed in blank; and

               (ix) Indebtedness of Safety Europe under a pounds sterling denominated credit facility."

         (h) Section 7.2(c) of the Credit Agreement is amended by deleting "Section 7.2(b)" and substituting therefor "Sections 7.2(b)(i) through (viii)."

         (i) Section 7.2(d) of the Credit Agreement is amended by (i) inserting "(other than Safety Europe)" immediately after "except for the merger of any Subsidiary" and (ii) deleting "any Credit Party may modify" and substituting therefor "Safety and any of its Subsidiaries may modify."

         (j) Clause (v) of Section 7.2(f) of the Credit Agreement is amended and restated as follows:

               "(v) stock or obligations issued to Safety or any of its Subsidiaries by any Person (or the representative of such Person) in respect of Indebtedness of such Person owing to Safety or any of its Subsidiaries in connection with the insolvency, bankruptcy, receivership or reorganization of such Person or a composition or readjustment of the debts of such Person; PROVIDED, THAT, the original of any such stock or instrument evidencing such obligations and



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         issued to a Credit Party shall be promptly delivered to the Agent, upon the Agent's request, together with such stock power, assignment or endorsement by such Credit Party as the Agent may request;".

         (k) Section 7.2(f) of the Credit Agreement is amended by (i) deleting "and" at the end of clause (vii), (ii) renumbering clause (viii) as clause (ix) and (iii) inserting immediately after clause (vii) the following:

               "(viii) a non-cash equity Investment of up to 200,000 pounds sterling made by Safety in Safety Europe, which shall be consummated solely by the conversion into equity of Accounts previously owing by Safety Europe to Safety in an amount of up to 200,000 pounds sterling; and"

         (l) Section 7.2(t) of the Credit Agreement is amended and restated as follows:

               "(t) [Intentionally Omitted.]"

         (m) Section 7.2(u) of the Credit Agreement is amended and restated as follows:

               "(u) MINIMUM CONSOLIDATED EBITDA. Safety will not, for each period set forth below, permit EBITDA of Safety and its Subsidiaries to be less than the amount set forth below opposite such period:

                  Period                                      Amount
                  ------                                      ------

         three fiscal quarters ended October 3, 1998        $12,000,000
         four fiscal quarters ended January 2, 1999          16,000,000
         four fiscal quarters ended April 3, 1999            17,000,000
         four fiscal quarters ended July 3, 1999             18,000,000
         four fiscal quarters ended October 2, 1999          19,000,000
         four fiscal quarters ended on the last
         day of each fiscal quarter thereafter               20,000,000"



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         (n)   Section 7.2(v) of the Credit Agreement is amended and restated as follows:

               "(v) MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Safety will not, for each period set forth below, permit Consolidated Fixed Charge Coverage Ratio to be less than the ratio set forth below opposite such period:

                  Period                                      Ratio
                  ------                                      ------

         four fiscal quarters ended July 4, 1998              1.20:1
         three fiscal quarters ended October 3, 1998          1.20:1
         four fiscal quarters ended on the last day
         of each fiscal quarter thereafter                    1.20:1"

         (o) Section 8.1(e) of the Credit Agreement is amended by inserting "(including, without limitation, Safety Europe)" immediately after "Safety or any Subsidiary".

         (p) Section 8.1(f) of the Credit Agreement is amended by deleting "any Credit Party" and substituting therefor "Safety or any Subsidiary".

         (q) Section 8.1(h) of the Credit Agreement is amended by deleting "any Credit Party" and substituting therefor "Safety or any Subsidiary".

         (r)   Section 8.1 of the Credit Agreement is amended by deleting clause
(l) thereof and substituting therefor the following:

               "(l) a Change in Control shall have occurred; or

               (m) the aggregate unpaid amount of all Accounts of the Credit Parties owing by Safety Europe shall exceed $2,000,000 at any time (it being understood that if any such Account is denominated in a currency other than Dollars, for purposes of this clause (m), such Account shall be converted into Dollars at the Rate of Exchange on the date that such Account is calculated)."

         (s) Schedule 2 of the Credit Agreement is amended by deleting "20%" from each place it appears and substituting therefor "25%."



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         SECTION 2.   RELEASE OF SAFETY EUROPE. Effective as of the date hereof, but subject to the satisfaction of the conditions precedent set forth in Section 3, the Agent hereby (a) releases the Liens on all of the assets of Safety Europe created in favor of the Agent for the ratable benefit of the Lenders and the Issuing Bank under the Collateral Documents and (b) releases Safety Europe from any liabilities and obligations under the Guaranty and the Contribution Agreement. The undersigned Lenders hereby authorize the Agent, and the Agent hereby agrees, to execute all such further documents and take all such further actions, at the joint and several expense of the Borrowers, as the Borrowers shall reasonably request to carry out the purpose and intent of the immediately preceding sentence.

         SECTION 3.   EFFECTIVENESS.

         (a) This Amendment (other than Sections 1(a), (d) through (k), (o) through (r) and 2) shall become effective upon the Agent's receipt of this Amendment, duly executed by the Borrowers and the Majority Lenders and duly consented to by the Guarantors (excluding Safety Europe).

         (b) Sections 1(a), (d) through (k), (o) through (r) and 2 shall become effective upon the satisfaction of the condition precedent set forth in
Section 3(a) and upon the Agent's receipt of the following, in each case on or before September 18, 1998 and in form and substance satisfactory to the Agent:

               (i) certified copies of the loan agreement and other material documentation relating to the English Credit Facility;

               (ii) evidence that the English Credit Facility has closed in accordance with the terms of the documentation described in clause (i) above;

               (iii) evidence that Safety Europe has applied the proceeds of the initial loan under the English Credit Facility to repay (A) Indebtedness owing to Safety and Safety's Subsidiaries in an aggregate principal amount of not less than 121,466 pounds sterling plus accrued and unpaid interest thereon since August 1, 1998 and (B) Accounts owing by it to Safety in an aggregate amount of not less than $1,000,000; and

               (iv) a certificate signed by an Authorized Officer of Safety certifying that (i) the representations and warranties contained in
         Section 4 are true and correct on and as of the date of such certificate as though made on and as of such date, (ii) the representations and warranties contained in Section 6.1 of the Credit Agreement are true and




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         correct on and as of the date of such certificate as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and (iii) no Default or Event of Default has occurred and is continuing.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each of the Borrowers represents and warrants as follows:

         (a) The execution, delivery and performance by each Borrower of this Amendment, the Credit Agreement as amended hereby and any documents delivered in connection herewith to which such Borrower is a party (i) are within such Borrower's corporate powers and authority, have been duly authorized by all necessary corporate action and do not contravene (A) such Borrower's Governing Documents (including, without limitation, the certificate of designation for any preferred stock of a Borrower), (B) any Requirement of Law applicable to it or any of its properties or (C) any franchise, license, permit, indenture, contract, lease, agreement, instrument or other commitment to which it is a party or by which it or any of its properties are bound, and (ii) will not result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower (other than Liens permitted by the Credit Agreement).

         (b) This Amendment, the Credit Agreement as amended hereby and any documents delivered in connection herewith to which such Borrower is a party constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally and general principles of equity.

         (c) Since June 30, 1998 there has occurred no change, occurrence, development or event which has had or could reasonably be expected to have a Material Adverse Effect.

         (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         SECTION 5.   REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS.



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         (a)   Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to (i) "this Agreement," "hereunder," "hereof," "herein" and words of like import, and such words or words of like import in each reference in the Credit Documents, shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or a waiver of any right, power or remedy of the Agent or the Lenders under any of the Credit Documents, or constitute an amendment to or a waiver of any provision of any of the Credit Documents.

         (d) This Amendment shall be deemed to be a Credit Document for all purposes.

         SECTION 6. EXECUTION IN COUNTERPARTS; ETC. This Amendment may be executed in counterparts each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Amendment and each of the other documents delivered in connection herewith may be executed and delivered by telecopier with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

         SECTION 7. COSTS, EXPENSES AND TAXES. The Borrowers shall jointly and severally pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the documents contemplated hereby or delivered in connection herewith, and agrees to hold the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. The Borrowers shall jointly and severally pay for all of the reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, negotiation and closing of this Amendment, including, without limitation, the reasonable fees and expenses of Luskin, Stern & Eisler LLP, counsel to the Agent

         SECTION 8. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                            BORROWERS

                                            SAFETY 1ST, INC.


                                            By: /s/ Richard E. Wenz
                                                --------------------------------
                                                Name:
                                                Title:



                                            SAFETY 1ST HOME PRODUCTS CANADA INC.


                                            By: /s/ Richard E. Wenz
                                                --------------------------------
                                                Name:
                                                Title:



                                            AGENT

                                            BT COMMERCIAL CORPORATION,
                                            as Agent


                                            By: /s/ Eric S. Miller
                                                --------------------------------
                                                Name: Eric S. Miller
                                                Title: Vice President



                                            LENDERS

                                            BT COMMERCIAL CORPORATION


                                            By: /s/ Eric S. Miller
                                                --------------------------------
                                                Name: Eric S. Miller
                                                Title: Vice President



                                            LASALLE NATIONAL BANK


                                            By: /s/ Christopher G. Clifford
                                                --------------------------------
                                                Name: Christopher G. Clifford
                                                Title: Senior Vice President



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                                            BNY FINANCIAL CORPORATION


                                            By: /s/ Richard Sini
                                                --------------------------------
                                                Name: Richard Sini
                                                Title: V.P.



                                            SUMMIT COMMERCIAL/GIBRALTAR CORP.


                                            By: /s/ Harvey Friedman
                                                --------------------------------
                                                Name: Harvey Friedman
                                                Title: EVP



                                            FINOVA CAPITAL CORPORATION


                                            By: /s/ Thomas L. Gibbons
                                                --------------------------------
                                                Name: Thomas L. Gibbons
                                                Title: Vice President

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         Each of the undersigned Credit Parties hereby consents to this
Amendment and acknowledges that the execution, delivery and performance of this Amendment does not in any way affect such Credit Party's obligation under any Credit Document to which it is a party, all of which obligations are ratified and confirmed, remain absolute and unconditional and are not subject to any defense, setoff or counterclaim.



SAFETY 1ST INTERNATIONAL, INC.

By: /s/ Richard E. Wenz
    --------------------------
    Name:
    Title:



3232301 CANADA, INC.


By: /s/ Richard E. Wenz
    --------------------------
    Name:
    Title:




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